Abacus Research and Development, Inc.
                           SUBSCRIPTION AGREEMENT

1.  INVESTMENT:

(a)  The  undersigned  subscribes for           shares  of  Common  Stock  of
     Abacus Research and Development, Inc. at $5.00 per share.

(b)  Total subscription price ($5.00 times number of shares): = $          .

Signatures:
     Executed this        day of         2002 at            ,
                                                      City       State

X                                       X
Signature                               Signature
(investor or authorized signature)      (investor or authorized signature)

2.  INVESTOR INFORMATION:

                                                            ______________
Name (type or print)          Social Sec. No.               Address

                                                            ______________
Name (type or print)          Social Sec. No.               Address


Mailing Address:                                            ______________
                  Street                City      State          Zip

Business Phone  (   )                        Home Phone (  )

3.  TYPE OF OWNERSHIP:   (You must check one box)

1.[  ] Individual           6.[  ] Joint Tenants with rights of Survivorship

2.[  ] Tenants in Common    7.[  ] Custodian for ___________________________

3.[  ] Community Property  8 [  ] Uniform Gifts to Minors Act of the State of
                                   _____________

4.[  ] Partnership          9.[  ] Corporation _____________________

5.[  ] Trust               10.[  ] Other (explain) ________________

4.  RECEIPT OF DISCLOSURE DOCUMENT:

     By executing this subscription agreement the undersigned acknowledges receipt of a current Disclosure Document, as supplemented to the date of this Subscription Agreement, in which the terms and conditions of the offering of Common Stock and the risks associated therewith are described.

5.  TERMINATION OF THE OFFERING:

     The undersigned understands that the Company may terminate the offering at any time and for any reason. If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned without any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

     By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the Common Stock for Subscriber's own account or is buying for the account or benefit of a member or members of Subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another. Furthermore, if Subscriber is purchasing for the account of another person or entity, Subscriber has full authority to execute this Subscription Agreement in such capacity and on behalf of such person or entity.

(b)   Subscriber is 18 years of age or over (You must check box)  [    ]  Yes
[      ] No

(c)   Subscriber  has received, read, and understands the  Prospectus  dated:
___________________________________, 2002.

(d) Subscriber can afford the entire loss of the purchase price hereto should there be such a loss.

7.  ACCEPTANCE OF SUBSCRIPTION:

     The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription by September 30, 2002. In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.

Please make a copy of your completed Subscription Agreement


X                                       Dated this     day of       , 2002.
     Subscriber's Signature


MAKE CHECK PAYABLE TO:        SUNWEST ESCROW


SEND SUBSCRIPTION
AGREEMENT AND CHECK TO:       Abacus Research and Development, Inc.
                              Attn: Clifford Matthews
                              2601 Wyoming, NE, Suite 209
                              Albuquerque, NM  87112



Accepted for the Company this                day of                         ,
2002



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